Exhibit 10.9

                                      LEASE



                        ENTERED INTO AS OF JUNE __, 2004


                                     BETWEEN


                   VEECO COMPOUND SEMICONDUCTOR INC., Landlord



                                       AND




                            APA OPTICS, INC., Tenant

                                      LEASE

     1.   PARTIES.  THIS  LEASE  is  entered  into as of this _____ day of June,
          -------
2004, by and between Veeco Compound Semiconductor Inc., a Minnesota corporation (hereinafter "Landlord"), and APA Optics, Inc. a Minnesota corporation (hereinafter "Tenant"). For good and valuable consideration, the parties agree to these terms as evidenced by their signatures below. From time to time this agreement is referred to below as the "Lease."

     2.   EXHIBITS.  Attached to and made a part of this Lease are the following
          --------
exhibits:

          Exhibit  A.    Site Plan showing the Building, the Leased Premises and
                         the  Common  Areas.

          Exhibit  B.    List of Hazardous Materials to be used by Tenant in the
Leased  Premises.

          Exhibit  C     List  of  all waste materials to be generated by Tenant
                         on the  Leased  Premises.

     3.   DEFINITIONS.  The following terms as used in this Lease shall have the
          -----------
meanings  set  forth  below:

          (a) "BUILDING": The structure located at 4900 Constellation Drive, St. Paul, Minnesota 55127, known as the Process Integration Center (PIC) and shown on Exhibit A attached hereto, in which the
                                         ---------
               Leased  Premises  are  located.

          (b)  "COMMON  AREAS":  The  space marked as such on Exhibit A attached
                                                              ---------
               hereto and located in the PIC and available for the common or joint use and benefit of the occupants of the Building.

          (c) "HAZARDOUS MATERIALS": All substances, materials and wastes that are or become regulated or classified as hazardous, toxic or solid waste under any Applicable Environmental Law, including without limitation, oil, flammable explosives, asbestos, area formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes.

          (d) "APPLICABLE ENVIRONMENTAL LAW": Any applicable law, statute, ordinance, order, rule or regulation relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or materials pertaining to health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended.

          (e)  "LEASED  PREMISES":  The  space  marked  as  such  on  Exhibit  A
                                                                      ----------
               attached hereto and located in the PIC. The Leased Premises include four undesignated parking spaces in the Landlord's parking lot.

          (f) "LANDLORD PREMISES": That portion of the Building which is not a portion of the Leased Premises or the Common Areas.

     4.   TERM.  Landlord  hereby leases to Tenant and Tenant hereby leases from
          ----
Landlord the Leased Premises for a term of three (3) years commencing on the Rent Commencement Date (as defined in Section 5(a) below). This Lease may be terminated by either party upon 90 days' prior written notice. The Tenant agrees that prior to, or upon, the effective date of the termination of this Lease, the Tenant will remove all equipment associated with it's business, at the Tenant's expense, and without disruption to the Landlord's business. Tenant agrees to the leave the Leased Premises in clean and working order, ordinary wear and tear excepted, and free of any and all Hazardous Materials (other than those which Tenant can prove were present when Tenant took possession).

     5.   RENT; SECURITY DEPOSIT.
          -----------------------

          (a) Tenant shall pay no rent, and the term shall not commence, until the improvements described in Section 5(d) of this Lease are completed and the Tenant Machine, as defined in Section 5(d) below, is ready for initial tool startup as provided in the agreement between Landlord and Tenant for Tenant's purchase of the Tenant Machine (the "Rent Commencement Date"). If the Rent Commencement Date falls on a day other than the first day of a calendar month, the rent for that month shall be prorated based on the actual number of days in that month.

          (b) Prior to commencement of Tenant's occupancy, Tenant shall pay $28,200 as a security deposit and shall pay the first month's rent ($9,400) in advance. Thereafter, Tenant shall pay the monthly rent of $9,400 on or prior to the first of every month for the term of this Lease.

          (c) Any rent payment due hereunder that is not received by Landlord within 5 business days after its due date shall be subject to a 1% late fee for each 5 business day period (or fraction thereof) this it is late.

          (d) The Landlord agrees to make the necessary lease hold improvements to the clean room area necessary to house the Tenant owned, Veeco D180 MOCVD equipment ("Tenant Machine"). Landlord shall complete the leasehold improvements in accordance with the requirements of applicable building codes and shall be responsible for building code compliance for real property that houses the Tenant Machine.

     6.   USE.  Tenant  shall  use  the  Leased Premises only for the growth and
          ---
characterization of GaN epitaxial wafers using a MOCVD reactor, and other activities directly related thereto. The Tenant is specifically prohibited from using arsine (AsH3) or phosphine (PH3) gas within the Landlord's building.


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
     7.   RENOVATIONS.  Landlord  shall  retain  a  contractor  (at  Landlord's
          -----------
expense) to undertake any renovations Landlord deems necessary or appropriate in order to separate the Leased Premises from the Landlord Premises and Common Areas, including without limitation firewalls, dividing walls, cranes/winches, card-key readers, etc., as well as a separate fan and stack for exhausting any air emissions, and for removing all of the foregoing at the end of the term of the Lease.

     8.   PEACEFUL  POSSESSION.  So  long as Tenant is not in default under this
          --------------------
Lease and subject to the remainder of this Section 8, Tenant shall have quiet and peaceful possession of the Leased Premises, subject to all of the terms and conditions set forth in this Lease. Tenant shall designate not more than four (
4) employees who shall have access to the Leased Premises at all times and shall provide Landlord with written notice of the names of such employees. Tenant shall perform suitable background, export clearance and other checks of such employees to ensure their suitability to work in a sensitive area like the Leased Premises. The four designated employees of Tenant will have 24-hour access, 7 days per week, to the building, but only the Tenant owned equipment, common areas, and characterization area and equipment. Any other employees or other persons associated with Tenant may enter the Leased Premises only with the prior written permission of Landlord. Tenant shall ensure that employees of Tenant and other persons associated with Tenant at the Leased Premises will communicate with Landlord personnel subject to the conditions of Section 20 of this Lease.

     9.   COMMON  AREAS.  Subject  to  Section  8 of this Lease, Landlord hereby
          -------------
grants to Tenant and its representatives, agents, invitees and employees the non-exclusive right of use of the Common Areas, subject to reasonable rules and regulations for the use thereof as may be prescribed from time to time by Landlord.

     10.  SIGNS.  Other  than  those approved in writing by Landlord in its sole
          -----
discretion, Tenant shall place no signs (portable, mobile or fixed), flags, posters, or other advertising or promotional materials anywhere within or around the exterior of the Building without first having obtained Landlord's prior written approval of same.

     11.  REPAIRS;  CLEANING;  DISPOSAL  OF  HAZARDOUS  MATERIALS  WASTE.
          --------------------------------------------------------------

          (a) Tenant shall, at its own cost and expense, take good care of and make necessary repairs to the interior of the Leased Premises, upon notification and approval of Landlord. Landlord is responsible for janitorial services in the office and Common Areas. Tenant shall be responsible for janitorial services or self-cleaning in the clean room housing the Tenant's MOCVD reactor (the "Tenant Machine"). Tenant shall maintain the Leased Premises at a level of cleanliness and good repair as required by Landlord, ordinary wear and tear excepted.

          (b) Tenant shall store and dispose of all of Tenant's waste containing Hazardous Materials at its own expense and in accordance with applicable laws. Without limiting the foregoing, whenever such waste is transported through the Building for disposal, it shall be properly packaged, and an authorized employee of Landlord shall accompany Tenant's personnel throughout the process. No Hazardous Materials shall be disposed of in


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
               any sink, drain, toilet or otherwise on the Leased Premises or other premises of Landlord.

     12.  MECHANICS'  LIENS.  Should  any  mechanics'  or  other  liens be filed
          -----------------
against the Leased Premises or any part thereof by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled and discharged of record by bond or otherwise within ten (10) days following notice from Landlord of the filing of such lien. However, in the event Tenant believes such lien has been wrongfully filed, Tenant shall have the right to defend itself against any such lien so long as Tenant notifies and indemnifies Landlord.

     13.  UTILITY CHARGES.  The rent shall include all utility charges, included
          ---------------
water, CDA, sewer and septic, electrical, HVAC, and reasonable amounts of pure H2 and N2 as determined necessary, by Landlord, to run a Veeco D180 MOCVD reactor in a 24/7 production mode. Unreasonable amount of utilities, as determined by Landlord, will be charged to Tenant in addition to the monthly rent. In addition, Landlord will supply two office phone lines to be used by Tenant for business purposes only. Unreasonable charges to these phone lines will be charged separately to Tenant in addition to the rent. Tenant will not have access to Landlord's computer network. Landlord will, at Tenant's request and expense, install two analog phone lines for modem access or two DSL phone lines (if available), one in each office, to be used by Tenant for internet access, of which the billing of these lines will be direct to Tenant.

     14.  INDEMNITY  AND RELATED PROVISIONS.  Tenant will indemnify Landlord and
          ---------------------------------
save it harmless from and against any and all claims, actions, damages, liability, expenses and attorneys' fees in connection with loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon, or at the Leased Premises, or the occupancy or use by Tenant of the Leased Premises, or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees, concessionaires, or invitees, including, without limitation, any and all claims, actions, damages, liability, penalties, assessments, natural resource damages, response costs (such as the cost of any testing, medical or other monitoring, cleanup, or other required response action) expenses and consultants and attorneys' fees resulting from or in any way connected with the presence, release, threatened release, or disposal by Tenant, in on, or under the Leased Premises of any hazardous substances (as defined in CERCLA), hazardous wastes (as defined in RCRA), oils, radioactive materials, asbestos in any form or condition, any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any Applicable Environmental Law, provided that in the event that both Landlord and Tenant are at fault in any respect of any such claim, Tenant shall have no liability to Landlord hereunder, except to the extent of the gross negligence or willful misconduct of Landlord. In case Landlord shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. except to the extent of the gross negligence or willful misconduct of Landlord, or Tenant action against Landlord for any default hereunder or breach of this Lease by Landlord.

Landlord will indemnify Tenant and save it harmless from and against any and all claims, actions, damages, liability, expenses and attorneys' fees in connection with loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon, or at the


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
Landlord Premises, or the occupancy or use by Landlord of the Landlord Premises, or any part thereof, or occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, servants, lessees, concessionaires, or invitees, including, without limitation, any and all claims, actions, damages, liability, expenses and attorneys' fees resulting from or in any way connected with the presence, release or disposal, in or under the Landlord Premises of any hazardous substances (as defined in CERCLA), hazardous wastes (as defined in RCRA), oils, radioactive materials, asbestos in any form or condition, any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any Applicable Environmental Law; provided, that in the event that both Landlord and Tenant are at fault in respect of any such claim, Landlord shall have no liability to Tenant hereunder, except to the extent of the gross negligence or willful misconduct of Tenant. In case Tenant shall be made a party to any litigation commenced by or against Landlord , then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by Tenant in connection with such litigation. except to the extent of the gross negligence or willful misconduct of Tenant, or any action by Landlord against Tenant for any default hereunder or breach of this Lease by Tenant.

     15.  INSURANCE.
          ---------

          (a) Landlord shall maintain insurance against fire, vandalism and malicious mischief and other perils as are from time to time commonly included in the type of insurance known as "special form coverage" (or its equivalent), insuring the building structure for its full insurable value.

          (b) During the Term, at Tenant's sole cost and expense, Tenant shall maintain: (i) insurance against fire, vandalism and malicious mischief and such other perils as are from time to time commonly included in the type of insurance known as "special form coverage" (or its equivalent) and business interruption, insuring Tenant's fixtures, furniture, furnishings, floor coverings and other Tenant improvements, alterations or additions in or to the Leased Premises for 100% of the full replacement cost; (ii) commercial general liability insurance for claims for personal injury, death and property damage for risks occurring in or upon or about the Leased Premises and on any sidewalks directly adjacent to the Leased Premises with combined single limits in an amount not less than $6,000,000; (iii) in a like amount, contractual liability insurance covering Tenant's indemnity obligations hereunder; (iv) commercial automobile liability coverage; $1,000,000 combined single limit; must indicate coverage for any auto or owned, hired or borrowed, and non-owned vehicles; and (v) workers' compensation and employers liability coverage of $500,000 each accident, $500,000 disease-policy limit, $500,000 disease - each employee. All such policies shall show Landlord as an additional insured and shall be satisfactory to Landlord. All such policies shall contain express endorsements that (i) such insurance may not be cancelled or amended with respect to Landlord without ten (10) days written notice by certified mail to Landlord by the insurance company, and (ii) Tenant and insurer


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
               waive their right of subrogation against Landlord and its affiliates. Policies should have minimum AM Best rating of A- and a financial size of VII or higher. Satisfactory evidence of such insurance shall be delivered to Landlord prior to Tenant's possession of the Leased Premises, and renewal policies or certificates shall be delivered to Landlord at least thirty (30) days prior to the expiration of any existing policies.

          (c) Tenant shall give Landlord prompt written notice of any accidents, casualty, damage or other similar occurrence in or to the Leased Premises of which Tenant has knowledge.

     16.  DAMAGE  BY CASUALTY; CONDEMNATION.  If the Leased Premises are damaged
          ---------------------------------
by fire, the elements or other casualty, Landlord, at its option, may either repair all damage and restore the Leased Premises to their condition immediately prior to the damage or terminate this Lease by notice to Tenant within sixty
(60) days of such casualty. Rent shall abate during the restoration period if Tenant is precluded from doing business. If the Building is damaged or destroyed to an extent of at least 25% of the then respective replacement cost by any cause whatsoever (whether or not the Leased Premises are damaged), Landlord shall be entitled to terminate this Lease by notice to Tenant given on or before 60 days after the occurrence of such casualty. Tenant shall have the right to terminate this Lease upon 60 days' written notice to Landlord in the event of any casualty which prevents Tenant from full operation of its business for more than 60 days, or if Landlord cannot repair the Leased Premises with in 90 days.

     If the whole of the Leased Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose under any statute or by right of eminent domain, or by private purchase by the government, in lieu thereof, then in that event, the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent prepaid for a period thereafter shall be refunded. Neither Landlord nor Tenant shall have any further liability in respect of such termination. In the event a portion of the Leased Premises or a portion of the Building shall be so taken (even though the Leased Premises may not have been affected by the taking of some other portion of the Building) Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase, or Landlord may elect to repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionately to the portion of the Leased Premises taken. If the portion of the Leased Premises so taken substantially impairs the usefulness of the Leased Premises for the use as provided in Section 6 of this Lease or exceeds fifty percent (50%) of the square foot area of the Leased Premises, either party may terminate this Lease on the date when Tenant is required to yield possession. Tenant shall not be entitled to any portion of the award for the fee or leasehold or any element thereof, and the entire award shall belong to Landlord, provided, however, Tenant may apply for reimbursement from the condemning authority for moving expenses, loss of good will, movable trade fixtures, and equipment provided payment of any such reimbursement or award to Tenant shall not reduce the amount of any condemnation award that would otherwise be payable to Landlord.

     17.  INSURANCE  HAZARDS.  Except  for  the  use as provided in Section 6 of
          ------------------
this Lease, Tenant shall permit no use of the Leased Premises which might render void, or cause the


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
cancellation or rate increase of any insurance carried by Landlord or which would increase the risk of fire or other catastrophe, or which may be a health or safety hazard

     18.  DEFAULT BY TENANT.  The occurrence of any one or more of the following
          -----------------
events  shall  constitute  a  default  and  breach  of  this  Lease  by  Tenant:

          (a)  failure  to  pay  rent  when  due;

          (b) failure to maintain insurance as required hereunder with Landlord listed as a named insured;

          (c) failure to comply with confidentiality, non-disparagement and non-solicitation obligations hereof;

          (d) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, a general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under insolvency or bankruptcy laws; or

          (e)  failure  to  comply  with  any  other  provision  of  this Lease.

     If any such default is not cured within 30 days after written notice thereof from Landlord to Tenant, Landlord may terminate this Lease and Tenant shall immediately surrender possession of the Leased Premises to Landlord. Notwithstanding the foregoing, if the default is related to a breach by Tenant of its obligations under Sections 11(b) or 27 hereof, Landlord may terminate this Lease immediately and Tenant shall have no opportunity to cure the default. In addition, notwithstanding the foregoing, no notice shall be required, no cure period shall be afforded and this Lease shall automatically and immediately terminate upon the occurrence of the events described in Section 18(d) above.

     If Landlord terminates this Lease because of a default by Tenant, Tenant shall immediately pay Landlord all rent then due.

     19.  DEFAULT  BY  LANDLORD.  The  occurrence  of  any  one  or  more of the
          ---------------------
following  events  shall  constitute  a  default  and  breach  of  this Lease by
Landlord:

          (a) failure to comply with confidentiality, non-disparagement and non-solicitation provisions hereof;

          (b) the appointment of a receiver to take possession of all or substantially all of the assets of Landlord, a general assignment by Landlord for the benefit of creditors, or any action taken or suffered by Landlord under insolvency or bankruptcy laws; or

          (c)  failure  to  comply  with  any  other  provision  of  this Lease.

     If any such default is not cured within 30 days after written notice thereof from Tenant to Landlord, Tenant may terminate this Lease. Notwithstanding the foregoing, if the default is


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
related to a breach by Landlord of its obligations under Section 27 hereof, Tenant may terminate this Lease immediately and Landlord shall have no opportunity to cure the default.

     20.  CONFIDENTIALITY,  NON-DISPARAGEMENT  AND  NON-SOLICITATION.  Each  of
          ----------------------------------------------------------
Landlord and Tenant shall keep confidential any information of whatever nature it learns about the other party and the business and products of the other party ("Confidential Information") by virtue of being in the Building. Confidential Information shall not include information that is in the public domain at the time of its use or disclosure through no fault of the party receiving the information ("Receiving Party"). If the Receiving Party is requested or required to disclose any Confidential Information of the other party pursuant to a subpoena, court order, statute, rule, regulation or similar requirement ("Legal Requirement"), the Receiving Party shall provide prompt notice thereof to the other party so that the other party may seek an appropriate protective order or other remedy or waive compliance with the provisions of this Agreement. If the Receiving Party is legally compelled to disclose such Confidential Information, or if the other party waives compliance with this provision of the Lease in writing, the Receiving Party may disclose such Confidential Information in accordance with, but solely to the extent necessary to comply with the Legal Requirement.

     Landlord and Tenant shall not, and shall not permit their employees to, make any negative or disparaging statements about the other party or the business or products of the other party to any third party.

     During the term, Tenant shall not solicit for employment or hire any employee of Landlord or any person employed by Landlord within the previous 90 days.

     During the term, Landlord shall not solicit for employment or hire any person then designated by Tenant pursuant to Section 8 of this Lease as a Tenant employee entitled to access to the Leased Premises or any person designated as such within the previous 90 days.

     Tenant shall acknowledge that Landlord has on Landlord's premises United States government owned equipment and is conducting US government research on behalf of a government contracting company. Tenant is strictly prohibited from access to this equipment, the wafers it produces, any and all data associated with the contract, including, but not limited to, characterization data as a result of the contract. Tenant agrees, under penalty of Lease default, that it will not attempt to obtain any information, not matter how trivial, about this equipment, wafers, or the contract in general. Tenant also agrees not to solicit verbal information about this contract, in any form, from Landlord's employees.

     21.  WAFER  CHARACTERIZATION.  During  the  term  of this Lease, Tenant has
          -----------------------
shared access and a reasonable right of use to all Veeco-owned wafer characterization equipment. Tenant will be held accountable for repairs to any equipment that is damaged by improper use or abuse by Tenant or its agents or employees. Tenant agrees to receive training on this equipment prior to use and determined adequate, in writing, by Landlord. Tenant and Landlord agree to work together in determining who has priority in the use of the characterization equipment, with the final determination being made by Landlord.

     22.  HOLDOVER.  Any  holdover  after  the  expiration  of the term, with or
          --------
without the consent of Landlord, shall be construed to be a tenancy from month to month and shall otherwise be on the terms and conditions herein specified so far as applicable except that the monthly rent shall be increased to 150% of the monthly rent in effect immediately prior to the holdover.

     23.  ESTOPPEL  STATEMENTS  AND  LANDLORD'S SUBORDINATION.  Tenant agrees to
          ---------------------------------------------------
complete and return to Landlord any reasonable written statements which Tenant may truthfully make concerning the Leased Premises or this Lease as Landlord may request. Such statements are limited to declarations: (a) ratifying this Lease;
(b) expressing the commencement and termination dates hereof; (c) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied, or stating those unsatisfied conditions claimed by Tenant; and (e) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant.

     24.  ASSIGNMENT  AND  SUBLETTING.  Tenant  shall  not  assign this Lease or
          ---------------------------
sublet the Leased Premises without Landlord's prior written consent, which consent may be withheld by Landlord in its sole discretion. Landlord's consent to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. Notwithstanding any consent given by Landlord, Tenant shall remain liable for all of its obligations herein unless released in writing by Landlord.

     Landlord  may  assign  this  Lease  on  written  notice  to  Tenant.

     25.  WAIVER.  Failure  of  Landlord  or  Tenant  to  insist upon the strict
          ------
performance of any provision or to exercise any option hereunder shall not be construed as a waiver of the future performance of any such provision or option. No provision of this Lease shall be deemed to have been waived unless such waiver is in writing and signed by the waiving party. No payment by Tenant or receipt by Landlord of an amount less than the full amount of rent due shall be deemed to be other than on account of the earliest rent then unpaid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Neither acceptance of the keys nor any other act or thing done by Landlord or any agent or employee of Landlord during the Term herein demised shall be deemed to be an acceptance of a surrender of the Leased Premises, excepting only an agreement in writing signed by Landlord, accepting or agreeing to accept such a surrender.

     26.  ACCESS  TO  PREMISES.  Upon  24  hours' prior written notice, Landlord
          --------------------
shall have the right to enter the Leased Premises during reasonable business hours to make repairs, alterations or improvements (to the Leased Premises or otherwise as Landlord may deem necessary or desirable, or to inspect, or to exhibit the Leased Premises to prospective purchasers or mortgagees of Building. In the event of an emergency, Landlord may enter the Leased Premises at any time without prior notice to Tenant.

     27.  COMPLIANCE  WITH  LAW;  ENVIRONMENTAL MATTERS.  Tenant will obtain all
          ---------------------------------------------
necessary permits and approvals for the conduct of its business within the Leased Premises and will comply with all Applicable Environmental Laws and all lawful requirements of any governmental body, agency or department regarding the use, condition or operation of the Leased Premises.

     To  the  extent  that  the  Leased  Premises  will  house  petroleum or any petroleum products, asbestos, urea formaldehyde, foam insulation or any other chemical, material or substance, exposure to which may or could pose a health hazard, the possession and use of such materials will be in accordance with law, including any applicable regulations. Tenant will not store or use within the Leased Premises any hazardous material not listed on Exhibit B and will not use
                                                      ---------
or store within the Leased Premises any of such materials in quantities greater than those specified on Exhibit B. In addition, Tenant shall not generate any
                          ---------
waste  products  other  than  such  waste  products  set  forth  on  Exhibit  C.
                                                                     ----------

     To the extent that the use which Tenant makes or intends to make of the Leased Premises will result in the manufacturing, treatment, refining, transportation, generation, storage, disposal or other release or presence of any hazardous substance or solid waste on the Leased Premises, such use will be in accordance with law, including any applicable regulations. For purposes of this paragraph, the terms "hazardous substance" and "release" will have the meanings specified in CERCLA, and the term "disposal" (or "disposed") will have the meaning specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning will apply subsequent to the effective date of such amendment, and provided, further, to the extent that the laws of the State of Minnesota establish a meaning for "hazardous substance," "release," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning will apply; provided, further, that the term "hazardous substance" will also include those listed in the U.S. Department of Transportation Table (49 C.F.R. 172.101) and amendments thereto from time to time.

     Tenant shall promptly notify Landlord of any violation or alleged violation of any Applicable Environmental Laws of which Tenant becomes aware.

     Tenant shall appoint one of its employees to be responsible for environmental, health and safety ("EH&S") matters on the Leased Premises. Tenant shall retain liability for any damages or injuries caused by Tenant. Except as provided in Section 5(d) above, Tenant shall be responsible for maintaining compliance with Applicable Environmental Law respecting the Leased Premises and Tenant's activities therein and shall bear all associated costs to the extent they relate to Tenant's activities on the Leased Premises. Tenant shall pay its proportionate share of the cost of any environmental audits or reports required by any governmental authority to the extent they relate to Tenant's activities on the Leased Premises. In the event of an emergency situation, Landlord may have immediate access to the Leased Premises. Tenant shall be responsible for ensuring toxic material containment, and toward this end, shall develop a program for equipment maintenance that eliminates any risk of disruption of Landlord's operations.

     Landlord shall be responsible for maintaining compliance with all governmental regulations with respect to the Landlord Premises to the extent necessary to permit Tenant to carry on its activities on the Leased Premises, and shall consider Tenant's operations in its EH&S planning.

     28.  PERSONAL  PROPERTY  TAXES.  Tenant  shall be responsible for any taxes
          -------------------------
levied or assessed against personal property, fixtures or furniture placed by Tenant on the Leased Premises.

     29.  COMPLIANCE  WITH  APPLICABLE  LAWS.  Tenant  agrees to comply with all
          ----------------------------------
applicable laws concerning its operations at the Leased Premises, including, without limitation, requirements under ITAR and under U.S. export control laws relating to the technology present at the Leased Premised and in Landlord's portion of the Building. If Tenant determines that an export license is required for its personnel working at the Leased Premises or otherwise in connection with its activities at the Leased Premises, Tenant shall first obtain the written consent of Landlord prior to applying for any such license or other authority, which consent shall not be unreasonably withheld or delayed.

     30   MISCELLANEOUS  PROVISIONS.
          -------------------------

          (a) Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, partnership, association, or any other similar entity. If Tenant constitutes more than one person, the obligations imposed under this Lease upon Tenant shall be joint and several.

          (b) The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

          (c) This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner other than by an agreement in writing signed by all the parties to this Lease or their respective successors in interest.

          (d)  Time  is of the essence of each term and provision of this Lease.

          (e) Tenant warrants that it has not had any dealings with any realtor, broker, or agent in connection with the negotiation of this Lease and agrees to pay and to hold Landlord harmless from any cost, expense, or liability for any compensation, commission, or charges claimed by any realtor, broker, or agent with respect to this Lease or the negotiation of this Lease.

          (f) All rights and obligations under this Lease shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

          (g) If Landlord incurs legal fees to enforce any provision of this Lease, Tenant shall pay such fees and any costs associated therewith.

          (h) Tenant shall, in the event any proceedings are brought for the foreclosure of, or exercise of the power of sale under, any mortgage or deed of trust made by Landlord covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease so long as Landlord is not in default under the Lease.

          (i) Tenant agrees that this Lease shall, at the request of Landlord, be subordinate to any first mortgage or deed of trust that may hereafter be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee named in such mortgage or deed of trust shall agree to recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage, or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees that, upon the request of Landlord, any mortgagee or any trustee, it shall execute whatever instruments may be required to carry out the intent of this paragraph.

          (j)  All  notices  must  be  sent  in  writing  to  Landlord  at:

                    Veeco  Compound  Semiconductor  Inc.
                    4900  Constellation  Dr.
                    St.  Paul,  MN  55127
                    Attn:  General  Manager

                    with  a  copy  to:
                    ------------------
                    Veeco  Instruments  Inc.
                    100  Sunnyside  Blvd,  Suite  B
                    Woodbury,  NY  11797
                    Attn:  General  Counsel

               and  to  Tenant  at:

                    APA  Optics,  Inc.
                    2950  NE  84th  Avenue
                    Blaine,  MN  55449
                    Attn:  Dan  Herzog,  Controller

          (n) This Lease shall be governed by, and construed in accordance with the laws of the State of Minnesota.

          (o) Tenant agrees that it shall pay on demand all expenses incurred by Landlord in enforcing its rights hereunder, including, but not limited to, collection costs and Landlord's reasonable attorneys' fees. In addition, when Tenant requests Landlord to take any action not specifically required of it hereunder, Tenant shall reimburse Landlord for its reasonable expenses therefor.

          (p) LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE LEASED PREMISES ARE SUITABLE FOR TENANTS INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT ON THE CONDITION OF THE LEASED PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT THROUGHOUT THE TERM, WITHOUT ABATEMENT, SETOFF, OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. LANDLORD AND TENANT EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE DISCLAIMER PROVIDED IN THIS SECTION 30 DOES NOT APPLY TO ANY WARRANTY OF ANY TYPE RESPECTING THE SEPARATE AGREEMENT FOR THE PURCHASE OF THE TENANT MACHINE NOR TO WHETHER THE LEASEHOLD IMPROVEMENTS TO BE INSTALLED BY LANDLORD ARE ADEQUATE FOR THE TENANT MACHINE TO OPERATE IN THE MANNER PROVIDED FOR IN SAID PURCHASE AGREEMENT.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first written above.


LANDLORD:                               TENANT:

Veeco Compound Semiconductor Inc.       APA Optics, Inc.


By __________________________________   By _____________________________________
   Its ______________________________      Its _________________________________

                                    EXHIBIT A

    SITE PLAN SHOWING THE BUILDING, THE LEASED PREMISES AND THE COMMON AREAS

                                EXHIBIT A, CONT.

    SITE PLAN SHOWING THE BUILDING, THE LEASED PREMISES AND THE COMMON AREAS

                                    EXHIBIT B

     LIST OF HAZARDOUS MATERIALS TO BE USED BY TENANT IN THE LEASED PREMISES

----------------------------------------------------------------------------------------
1)   SOURCE MATERIALS                     2)   CLEANING MATERIAL
     a)   TMG                                  a)   HNO3
     b)   TEG                                  b)   H2SO4
     c)   TMA                                  c)   HF
     d)   TEA                                  d)   H2O2
     e)   TMI                                  e)   NH4OH
     f)   SiH4 ( 10 ppm in H2 or N2)           f)   IPA
     g)   Si2H6 ( 10 ppm H2 or N2)             g)   Acetone
     h)   CP2Mg                                h)   Methanol
     i)   NH3                                  i)   Ethylene Glycol (coolant for bubblers)
     j)   HCl (gas: 5-15% in H2)
     k)   Fe(C5H5)2 (ferrocene)
     l)   (CH3)2NNH2 (Dimethylhydrazine)
     m)   (C6H5)NHNH2  (Phenylhydrazine)
     n)   CH3-(CH2)2-NH2/C3H9N (n-
          propylamine)
----------------------------------------------------------------------------------------

                                    EXHIBIT C

  LIST OF ALL WASTE MATERIALS TO BE GENERATED BY TENANT ON THE LEASED PREMISES

GaN
AlN
AlGaN
InGaN
HNO3      (nitric  acid)
H2SO4     (sulfuric  acid)
HF        (hydrofluoric  acid)
H2O2      (hydrogen  peroxide)
NH4OH     (ammonium  hydroxide)
IPA       (isopropyl  alcohol)
Acetone
Methanol
Ethylene Glycol (coolant for bubblers)
Ammonia
Nitrogen
Hydrogen

SUBSTRATE  MATERIALS
     Si
     Al2O3
     SiC
     ZnO
     GaN
     AlN